EXHIBIT 32.01

Section 1350 Certification

In connection with this quarterly report of Sage Fund Limited Partnership (the “Fund”) on Form 10-Q for the quarter ended June 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (this “Report”) I, Kenneth E. Steben, Chief Executive Officer of Steben & Company, Inc., the General Partner of the Fund certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant of the Sarbanes-Oxley Act of 2002, that:

1.  This Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

By:	/s/ Kenneth E. Steben	Date: August 14, 2009
Kenneth E. Steben
Chief Executive Officer
(Principal Executive Officer)

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